UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - JANUARY 16, 2008

TIGER ETHANOL INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6600, Trans-Canada
Suite 519
Pointe-Claire, Quebec H9R 4S2
Canada
(Address of principal executive offices)

(514) 771-3795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

Tiger Ethanol International Inc. (the “Company”) issued a press release on January 16, 2008, filed as Exhibit 99.1 hereto.

Item 9.01: Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release dated January 16, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER ETHANOL INTERNATIONAL INC.

Date: January 22, 2008	By:	/s/ Michel St-Pierre
Name: Michel St-Pierre
Title: Chief Financial Officer

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